Exhibit 99.1

HeartCore Authorizes $2.0 Million Share Repurchase Program as Part of Disciplined Capital Allocation Strategy

NEW YORK and TOKYO, February 24, 2026 — HeartCore Enterprises, Inc. (NASDAQ: HTCR) (“HeartCore” or the “Company”), an IPO consulting services company based in Tokyo, today announced that its Board of Directors has authorized a share repurchase program pursuant to which the Company may repurchase up to $2.0 million of its outstanding shares of common stock.

The Board’s decision reflects management’s view regarding the Company’s current valuation and long-term capital allocation priorities. As of February 24, 2026, the Company’s preliminary and unaudited estimates indicate that its total net assets exceeded its market capitalization as of that date, which we believe is an important factor in assessing the Company’s overall valuation. The share repurchase program is intended as a disciplined and balanced capital allocation decision aimed at enhancing long-term value for shareholders while maintaining flexibility to invest in growth initiatives.

Repurchases may be made from time to time through open market transactions, privately negotiated transactions, or other legally permissible means, including pursuant to Rule 10b5-1 trading plans, in accordance with applicable federal securities laws and other legal requirements. The timing and amount of any repurchases will depend on market conditions, capital availability and other factors, and the program may be modified, suspended or discontinued at any time. The program follows the Company’s recent business restructuring and improved profitability outlook and is part of HeartCore’s disciplined and balanced capital allocation approach—investing in growth while returning capital to shareholders.

“We believe our current valuation should be considered in the context of our balance sheet strength and the strategic progress we have made over the past year,” said HeartCore CEO Sumitaka Kanno. “Based on our preliminary internal estimates, our total net assets exceeded our current market capitalization, which we believe is an important factor when evaluating the Company’s overall value. Over the past year, we have taken meaningful steps to reposition HeartCore—restructuring our business portfolio, sharpening our focus on financial consulting and Go IPO services, and improving our earnings profile. These developments support our confidence in the Company’s long-term direction.

“This $2.0 million share repurchase program reflects our commitment to disciplined capital allocation and long-term shareholder value. We believe repurchasing shares at current levels represents an attractive use of capital alongside our investment priorities. We will continue to evaluate opportunities to deploy capital in ways that support sustainable growth, strengthen our financial position, and enhance shareholder returns over time. Looking ahead, we remain focused on expanding our financial services capabilities, deepening client relationships, and building a more resilient earnings base.”

About HeartCore Enterprises, Inc.

HeartCore Enterprises, Inc. is headquartered in Tokyo, Japan, and is a leading consulting services company providing U.S. market listing support and related advisory services primarily to Japanese corporate clients. For more information, please visit https://heartcore-enterprises.com/.

Forward-Looking Statements

All statements other than statements of historical facts included in this press release are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s capital allocation plans, future share repurchases, operational performance and growth prospects. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will materially affect actual results, and levels of activity, performance, or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to operations, results of operations, growth strategy, and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

Matt Glover and John Yi

HTCR@gateway-grp.com

(949) 574-3860